                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 29, 1997

                           NEXT GENERATION MEDIA CORP.
             (Exact name of registrant as specified in its charter)

    Nevada                 2-74785-B                     88-0169543
  (State of          (Commission File Number)           (IRS Employer
incorporation)                                       Identification No.)

        900 North Stafford Street, Suite 2003, Arlington, Virginia 22203
                    (Address of principal executive offices)

Registrant's telephone number, including area code  (703) 516-9888

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

    (a)  Financial Statements.

NEXT GENERATION MEDIA CORP.
PRO FORMA BALANCE SHEET
SEPTEMBER 30, 1997

                                              Next
                                           Generation   Independence       Pro Forma
                                              Media      News, Inc.       Adjustments        Total
---------------------------------------------------------------------------------------------------
Assets

Current Assets
  Accounts Receivable                     $     --       $ 89,209           $    --       $  89,209
  Other current assets                       10,509         2,836                --          13,345
---------------------------------------------------------------------------------------------------
Total current assets                         10,509        92,045                --         102,554
---------------------------------------------------------------------------------------------------
Property and equipment, net                     --         64,569                --          64,569
---------------------------------------------------------------------------------------------------

Other Assets
  Intangible assets                          88,229                (A)       113,615        178,005
                                                                   (B)       (23,839)
---------------------------------------------------------------------------------------------------
Total Assets                              $  98,738      $156,614           $ 89,776      $ 345,128
===================================================================================================

NEXT GENERATION MEDIA CORP.
PRO FORMA BALANCE SHEET

                                             Next
                                          Generation       Independence        Pro Forma
                                             Media         News, Inc.          Adjustments        Total
---------------------------------------------------------------------------------------------------------
Liabilities and Stockholders' Equity

Current liabilities
  Cash overdraft                          $    --          $   7,341           $    --          $   7,341
  Notes payable, current                       --             25,000                --             25,000
  Accounts payable                           79,267          111,671  (A)          4,200          195,138
  Due to shareholders                         4,000             --                  --              4,000
  Other current liabilities                     134             --                  --                134
---------------------------------------------------------------------------------------------------------
Total current liabilities                    83,401          144,012               4,200          231,613
---------------------------------------------------------------------------------------------------------

Other liabilities
  Long term debt                               --             76,229                --             76,229
  Due to stockholders                          --             55,040  (A)         15,000           70,040
---------------------------------------------------------------------------------------------------------
Total other liabilities                        --            131,269              15,000          146,269
---------------------------------------------------------------------------------------------------------
Total liabilities                            83,401          275,281              19,200          377,882
---------------------------------------------------------------------------------------------------------

Stockholders' equity
  Common stock                               29,509            1,000                --             30,509
  Additional paid in
   capital                                  379,541          220,000 (C)         (204,300)         395,241
  Accumulated deficit                       (34,663)        (339,667)(C)          274,876          (99,454)
  Stock subscription                       (359,050)            --                  --           (359,050)
   receivable
---------------------------------------------------------------------------------------------------------

Total stockholders' equity                   15,337         (118,667)             70,576          (32,754)
---------------------------------------------------------------------------------------------------------

Total liabilities and
  stockholders' equity                    $  98,738        $ 156,614           $  89,776        $ 345,128
=========================================================================================================

The proforma condensed consolidated financial statements reflect the acquisition of Independence News, Inc. as if it occurred on January 1, 1997. The pro forma condensed consolidated financial statements set forth are not necessarily indicative of the actual financial position and results of operation if such events had occurred as indicated or of future periods.

Pro forma adjustments
(A) Intangibles recognized upon acquisition
(B) Additional Amortization
(C) Net effect of pro forma changes upon equity

NEXT GENERATION MEDIA CORP.
PRO FORMA INCOME STATEMENT
NINE MONTHS ENDED SEPTEMBER 30, 1997

                              Next
                            Generation       Independence           Pro Forma
                              Media           News, Inc.           Adjustments          Total
-----------------------------------------------------------------------------------------------
Sales                        $   --          $ 1,072,816           $                $ 1,072,816
Cost of goods sold               --              711,180                                711,180
-----------------------------------------------------------------------------------------------

Gross profit                     --              361,636                --              361,636

Operating expenses
  Selling, general and         45,038            426,464   (A)        23,839            495,341
   Administrative
-----------------------------------------------------------------------------------------------

Loss from operations          (45,038)           (64,828)            (23,839)          (133,705)

Other income (expense)
  Interest expense             (1,068)              (150)                                (1,218)
  Interest income              11,443                 91                                 11,534
-----------------------------------------------------------------------------------------------

Net loss                     $(34,663)       $   (64,887)          $ (23,839)       $  (123,389)
-----------------------------------------------------------------------------------------------

Loss per common share                                                                      (.06)
===============================================================================================

Pro Forma Adjustments
(A) Additional Amortization

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NEXT GENERATION MEDIA CORP.
                                                     (Registrant)

Date:  May 26, 1998                           /s/ Lawrence Grimes
                                              -------------------
                                              By: Lawrence Grimes
                                              Title: President